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                      AGREEMENT GRANTING IRREVOCABLE PROXY


     THIS AGREEMENT GRANTING IRREVOCABLE PROXY (the "Agreement") is effective as
of the   20TH   day of FEBRUARY, 1997, by and between John J. Hemmingson at 912
RIVER CIRUS, POST FALLS, IDAHO (hereinafter "Grantor"), and Firstar Bank of Minnesota, N.A., a national banking association with offices at 101 East Fifth Street, St. Paul, Minnesota (hereinafter "Proxy Holder"),

                              W I T N E S S E T H:

     WHEREAS, Grantor is a stockholder and former employee of Crop Growers Corporation, a Delaware corporation (the "Corporation"); and

     WHEREAS, on September 23, 1996, Grantor and the Corporation entered into a Separation Agreement which (the "Separation Agreement") included, INTER ALIA, an agreement by Grantor to grant an irrevocable proxy with respect to his stock in the Corporation; and

     WHEREAS, Firstar Bank of Minnesota, N.A. has agreed to serve as Proxy Holder for Grantor; and

     WHEREAS, Grantor and Proxy Holder desire to reduce to writing the understanding and agreement of the parties with respect to the irrevocable proxy;

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby duly acknowledged, Grantor and Proxy Holder agree as follows:

     1. IRREVOCABLE PROXY. Concurrent with the execution of this Agreement, Grantor is granting an irrevocable proxy to Proxy Holder in
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the form of Exhibit "A" attached hereto and made a part hereof (the "Proxy").
The certificates representing the shares to which this Proxy applies as of the date hereof, as well as options to purchase shares, are listed on Exhibit "B," attached hereto, which is likewise made part hereof (collectively, the "Shares"). From the date hereof until the termination of this Agreement, only Proxy Holder or Proxy Holder's designated proxy may vote the Shares or execute and deliver consents in respect of any and all matters as to which approval by or consent of the Corporation's shareholders are sought. From and after the date hereof until termination of this Agreement, all notices of shareholders meetings, proxy statements and other related solicitation matters shall be sent to Proxy Holder and the Corporation shall only recognize votes cast or consents given by Proxy Holder or Proxy Holder's designated proxy.

     2. CHANGES IN COMMON STOCK. In the event that subsequent to the date of this Agreement Grantor acquires any shares or other securities of the Corporation or any subsidiary of the Corporation or any other shares are issued with respect to or in exchange for any of the Shares held by Grantor, by reason of any stock dividend, stock split, consolidation of shares, reclassification, consolidation involving the Corporation, all such shares or securities shall be deemed to be "Shares" for all purposes of this Agreement.

     3. APPLICATION OF THIS AGREEMENT TO SHARES TRANSFERRED. This Agreement and the Proxy pertain only to Shares from time to time owned, beneficially or of record, by Grantor. Nothing in this Agreement or in the Proxy shall limit the right of Grantor to gift all or any part of the Shares to a spouse, child or other relative or to a trust created
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for the benefit of any such persons so long as all Shares so gifted shall continue to be subject to this Agreement and to the Proxy and the transferee so agrees in a written addendum to this Agreement delivered to Proxy Holder prior to or promptly following such transfer. Furthermore, except as otherwise provided in the proviso to this sentence, nothing in this Agreement or in the Proxy shall limit the right of Grantor to sell, gift, pledge, encumber or otherwise transfer all or part of the Shares to persons who are not affiliates of Grantor and with respect to which Grantor retains no beneficial ownership, and any Shares sold, gifted or otherwise transferred, after September 23, 1996, the date of the Separation Agreement, to persons other than affiliates, and with respect to which Grantor retains no beneficial ownership, are expressly excluded from the scope and application of this Agreement; provided, however, that, prior to or promptly following any pledge or encumbrance of the Shares, Grantor shall deliver to Proxy Holder the written agreement of the pledgee of, or holder of an encumbrance on, such Shares acknowledging that the Proxy Holder has the sole power to exercise all voting rights respecting such Shares prior to the time that sole investment power with respect to such Shares becomes vested in a person other than Grantor or an affiliate of Grantor. Grantor shall give written notice to Proxy Holder prior to or promptly following any transfer of Shares stating the number of Shares to be transferred and describing the nature of such transfer and identifying the transferee if known to Grantor. For the purposes of this Agreement and the Proxy, the terms "beneficial ownership" and "investment power" shall have the meanings set forth in Rule 13d-3(a) under the Securities
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Exchange Act of 1934 and the term "affiliate" shall have the meaning set forth in Rule 405 under the Securities Act of 1933.

     4. RESPONSIBILITIES OF PROXY HOLDER. In voting the Shares, Proxy Holder agrees to exercise and discharge in good faith the voting power granted by the Proxy consistent with how a reasonably prudent shareholder having a similar level of stock ownership would exercise and discharge such voting power. In exercising the Proxy, Proxy Holder shall not be responsible for ascertaining, or voting in accordance with, the intentions or desires of Grantor or any other persons, but subject to the immediately preceding sentence hereof, shall exercise the Proxy in its sole and absolute discretion. Proxy Holder shall incur no liability or responsibility by reason of any error in law, mistake of judgment or any matter or thing done or suffered or admitted to be done in connection with exercising such power except for its own gross negligence or willful misconduct. Proxy Holder shall not be responsible for the custody of the Shares or the certificates or other written evidence representing the Shares. Proxy Holder's sole responsibility under this Agreement shall be to vote the Proxy granted hereby in conformance with the standard established by this Section 4 and rules of the Comptroller of the Currency governing the fiduciary relationship created hereby (12 C.F.R. Part 9). Proxy Holder may, in connection with discharging its responsibilities under this Agreement, employ, upon such terms as Proxy Holder may reasonably approve, an investment advisor to provide investment advice with respect to matters relating to the voting of the Shares and the Proxy Holder may act without independent investigation upon the recommendations of such investment advisor.
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     5.   RESPONSIBILITIES OF GRANTOR.  Grantor expressly covenants and agrees that he will not contact or in any way attempt to influence Proxy Holder's decision on how to vote the Shares nor will Grantor have any independent contact with Proxy Holder or his representatives, save and except contact related to the sale or transfer of any Shares.

     6. COMPENSATION TO PROXY HOLDER. In exchange for Proxy Holder's agreement to accept, and act upon, the Proxy granted by Grantor, Proxy Holder shall be compensated by the Corporation and Grantor pursuant to a separate fee agreement with the Corporation.

     7. LIABILITY AND INDEMNIFICATION. Proxy Holder shall not be liable to any person with respect to any action taken or omitted to be taken by the Proxy Holder pursuant to this Agreement and the Proxy or any matter arising out of or in connection with this Agreement and the Proxy except to the extent that, with respect to claims or actions asserted or initiated against Proxy Holder by such person, a court having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such liability resulted from the gross negligence or wilful misconduct of Proxy Holder. Grantor shall indemnify and hold harmless and reimburse Proxy Holder, its affiliates and their respective directors, officers, employees and agents from, against and for any and all losses, liabilities, claims, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising out of or in connection with this Agreement or the Proxy, including any amount paid in settlement of any litigation or other action (commenced or threatened) to which Grantor shall have consented in writing (such consent not to be unreasonably withheld); provided, however, that Grantor shall not be liable hereunder in respect
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of any loss, liability, claim, damage or expense to the extent that a court having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such loss, liability, claim, damage or expense resulted from the gross negligence or wilful misconduct of Proxy Holder.

     8. TERMINATION. This Agreement shall remain in effect until the earliest of:

          (i) The acquittal of Grantor of the criminal charges brought against Grantor in the Indictment filed against Grantor in the United States District Court for the District of Columbia being cause number CR 96-0181 on the docket of said court and in the Indictment filed against Grantor in the United States District Court Eastern District of Louisiana being criminal docket number 96-198 (the "Indictments"); or

          (ii) The withdrawal or dismissal of those criminal charges referenced in the Indictments (without any plea arrangement or plea bargain entered into by Grantor); or

         (iii) The expiration or termination of any period of suspension or debarment imposed by the FCIC pursuant to 7 C.F.R. Section 3017.320(a)(i); or

          (iv) The sale or disposition of all or substantially all of the property, assets or business of the Corporation to a third party in a transaction in which the shares of the Corporation are not exchanged for shares of the third party; or

          (v) The merger of the Corporation with any other person or entity (wherein the Corporation is not the surviving entity) as a result of which shares held by Grantor upon the effective date of such merger
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represent less than five percent (5%) of all outstanding shares of the common stock of the entity which is created by virtue of the merger; or

          (vi) Death of Grantor.

Following the occurrence of any of these events, either Grantor or the Corporation will promptly notify Proxy Holder of the same.

     9. SUCCESSORS. Proxy Holder may resign its appointment hereunder by mailing to Grantor at his last known address, with a copy concurrently furnished to the Corporation, a resignation in writing, which resignation may not be effective until the receipt by the successor Proxy Holder of any necessary approvals by the Insurance Commissioners of the States of Kansas and North Dakota or any other regulatory body of competent jurisdiction relating to the appointment of a successor Proxy Holder. Upon the Proxy Holder's resignation, Grantor shall promptly appoint a successor Proxy Holder, subject to the consent of any applicable regulatory body.

     10.  MISCELLANEOUS PROVISIONS.

          a. All of the covenants and agreements contained in this Agreement shall be binding upon the parties hereto, and inure to the benefit of the Grantor, Proxy Holder and (except with respect to the obligations of Proxy Holder under Section 4 of this Agreement) the Corporation and their successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be, and no other person shall be deemed a third party beneficiary of this Agreement.

          b. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the
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State of Delaware, without giving effect to the conflict of law provisions thereof.
          c. If any provision of this Agreement shall be declared void and unenforceable by any court or any administrative board of competent jurisdiction, such provisions shall be deemed to have been severed for the remainder of this Agreement, and this Agreement shall continue in all respects to be valid and enforceable.

          d. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

          e. Wherever the context of this Agreement shall so require, the use of the singular shall include the plural, and the use of any gender shall include all genders.

          f. If this Agreement is amended in any way, Grantor and Proxy Holder agree to provide to the Corporation, upon execution, copies of such amendment and any amendments to the Proxy granted pursuant hereto. Grantor and Proxy Holder understand and agree that all amendments to this Agreement are subject to applicable regulatory approval.

          g. This Agreement contains the entire agreement among the parties hereto with respect to the voting of the Shares pursuant to the Proxy and supersede all prior agreements and understandings among the parties relating to the subject matter hereof but does not supersede the separate fee agreement referred to in Section 6 of this Agreement. The Proxy Holder is not a party to nor is it responsible in any manner for compliance by any party with the terms of the Separation Agreement.
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          h.   Any recitations of fact contained herein are not to be deemed representations or warranties of Proxy Holder, and Proxy Holder shall not be deemed to make any representation or warranty of any nature respecting this Agreement or the Proxy.

     IN WITNESS WHEREOF, Grantor and Proxy Holder have executed this Agreement as of the date first written above.

                                             /s/ John J. Hemmingson
                                             --------------------------------
                                                                      GRANTOR


                                             -------------------------------
                                             Firstar Bank of Minnesota, N.A.


                                             By /s/ Karen M. Jefferson, V.P.
                                             -------------------------------

                                             By
                                             -------------------------------


     In consideration of the Grantor and Proxy Holder entering into the foregoing agreement, the undersigned agrees to be bound by the provisions contained in the last sentence of paragraph 1 and 8.

                                             CROP GROWERS CORPORATION


                                             By /s/ L.T. Martinez
                                             -------------------------------
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                                IRREVOCABLE PROXY

     Pursuant to the provisions of Section 212 of the General Corporation Law of the State of Delaware, the undersigned hereby irrevocably appoints Firstar Bank of Minnesota, N.A. as his attorney and proxy, to attend meetings, to vote in person or by proxy, and to execute and deliver written proxies or consents (or withhold written consents or the power to vote pursuant to this proxy) with respect to all shares of capital stock (the "Shares") of CROP GROWERS CORPORATION (the "Corporation") now owned or hereafter acquired by the undersigned, to the same extent as if it was the absolute owner of such Shares in its own right. Without limiting the generality of the foregoing, Firstar Bank of Minnesota, N.A is specifically authorized in the exercise of its sole and absolute discretion in respect of the Shares to vote for or consent to

          (a)  The election of directors of the Corporation;

          (b) Any increase, reduction or reclassification of the capital stock of the Corporation;

          (c) Any changes or amendments in or to the certificate of incorporation or the Bylaws of the Corporation;

          (d) The sale or disposal in any manner of any part or parts of the property, assets or business of the Corporation; and

          (e) The sale or disposal in any manner of all or any substantial part of the property, assets or business of the Corporation and any merger, consolidation or dissolution of the Corporation.

     This proxy applies only to Shares of the Corporation beneficially owned by the undersigned as of the record date for determination of shareholders of record of the Corporation, fixed in accordance with the Corporation's Bylaws.

     This proxy is made pursuant to an Agreement Granting Irrevocable Proxy, dated FEB. 20, 1997, between the undersigned and Firstar Bank of Minnesota, N.A (the "Agreement") and shall extend to all "Shares" as defined in the Agreement. The undersigned hereby affirms that his proxy is given as an integral part of the Agreement and as such is coupled with an interest and is, until termination of said Agreement, irrevocable.

     This proxy shall terminate on termination of said Agreement.


Dated: February 20, 1997                               By /s/ John J. Hemmingson
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